cyberTours Inc.

                          AUDIT OF FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

                         SIX MONTHS ENDED JUNE 30, 1999
                                 cyberTours Inc.

                          AUDIT OF FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

                         SIX MONTHS ENDED JUNE 30, 1999

FINANCIAL STATEMENTS                                                     PAGE
--------------------                                                     ----
   INDEPENDENT AUDITOR'S REPORT                                            1

   BALANCE SHEET                                                         2 - 3

   STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT                         4

   STATEMENT OF CASH FLOWS                                               5 - 6

   NOTES TO FINANCIAL STATEMENTS                                        7 - 12


ADDITIONAL INFORMATION
----------------------
   INDEPENDENT AUDITOR'S REPORT                                           13

   SCHEDULES OF COST OF SALES AND OPERATING EXPENSES                      14

                          INDEPENDENT AUDITOR'S REPORT

July 19, 1999

To the Stockholders
cyberTours Inc.
Kennebunk, Maine


We have audited the accompanying balance sheet of cyberTours Inc. as of June 30, 1999, and the related statements of operations and accumulated deficit and cash flows for the six months then ended. These financial statements are the responsibility of cyberTours Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of cyberTours Inc. as of June 30, 1999, and the results of its operations and its cash flows for the six months then ended in conformity with generally accepted accounting principles.

Certified Public Accountants
                                 cyberTours Inc.

                                  BALANCE SHEET

                                  JUNE 30, 1999

                                     ASSETS

CURRENT ASSETS
     Cash, Note 1                                                    $   16,260
     Accounts receivable, less  allowance for doubtful
        accounts of $2,623, Notes 1 and 7                               128,585
     Inventory held for resale, Notes 1 and 7                             3,445
                                                                     ----------

        Total Current Assets                                            148,290
                                                                     ----------
PROPERTY AND EQUIPMENT, Notes 1, 4, 5 and 7
     Leasehold improvements                                              33,308
     Furniture and fixtures                                              50,845
     Machinery, equipment and software                                1,361,053
                                                                     ----------
                                                                      1,445,206
     Less accumulated depreciation                                     (316,920)
                                                                     ----------

        Total Property and Equipment                                  1,128,286
                                                                     ----------
OTHER ASSETS
     Customer lists, net of amortization of $90,977,
        Notes 1 and 7                                                   323,916
     Deferred taxes on income, Notes 1 and 3                            190,000
     Other assets                                                        34,842
     Financing costs, net of amortization of
        $3,692, Note 1                                                   15,340
     Organization costs, net of amortization of $350,
        Notes 1 and 7                                                       150
                                                                     ----------

        Total Other Assets                                              564,248
                                                                     ----------
Total Assets                                                         $1,840,824
                                                                     ==========

                        See Notes to Financial Statements
                                 cyberTours Inc.

                                  BALANCE SHEET

                                  JUNE 30, 1999

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
     Accounts payable, trade                                        $   359,700
     Notes payable, Note 4                                              200,000
     Current portion long-term debt                                      57,000
     Current portion capital leases payable                             256,000
     Unearned service revenue, Note 1                                   669,431
     Advance customer receipts                                           29,832
     Accrued payroll and payroll taxes                                   61,153
     Accrued expenses                                                    16,727
                                                                    -----------
        Total Current Liabilities                                     1,649,843
                                                                    -----------

LONG-TERM LIABILITIES
     Long-term debt, Note 7                                             708,240
     Capital leases payable, Note 5                                     751,059
     Less current portion long-term debt                                (57,000)
     Less current portion capital leases payable                       (256,000)
                                                                    -----------
        Total Long-Term Liabilities                                   1,146,299
                                                                    -----------
        Total Liabilities                                             2,796,142
                                                                    -----------
Commitments, Notes 6 and 11

STOCKHOLDERS' DEFICIT
     Capital stock, no par value, 4,000 shares
        authorized, 3,000 shares issued and
        outstanding                                                       4,000
     Additional paid in capital                                           9,673
     Accumulated deficit                                               (948,991)
                                                                    -----------
                                                                       (935,318)
     Treasury stock, at cost, 1000 shares                               (20,000)
                                                                    -----------
        Total Stockholders' Deficit                                    (955,318)
                                                                    -----------
Total Liabilities and Stockholders' Deficit                         $ 1,840,824
                                                                    ===========

                       See Notes to Financial Statements
                                 cyberTours Inc.

                           STATEMENT OF OPERATIONS AND
                               ACCUMULATED DEFICIT

                         SIX MONTHS ENDED JUNE 30, 1999

NET SALES, Note 1                                                   $ 2,311,629

COST OF SALES, Note 10                                                  935,723
                                                                    -----------

GROSS PROFIT ON SALES                                                 1,375,906

OPERATING EXPENSES, Notes 6, 8 and 9                                  1,675,901
                                                                    -----------

OPERATING LOSS                                                         (299,995)
                                                                    -----------
OTHER INCOME (EXPENSE)
  Other income                                                              957
  Rental income                                                           6,875
  Interest income                                                            43
  Loss on sale of assets                                                 (3,595)
  Interest expense                                                      (74,402)
                                                                    -----------

  Total Other Income (Expense)                                          (70,122)
                                                                    -----------

NET LOSS BEFORE TAXES                                                  (370,117)

INCOME TAX BENEFIT, Notes 1 and 3
  Current                                                                  --
  Deferred                                                              (50,000)
                                                                    -----------

  Total Income Tax Benefit                                              (50,000)
                                                                    -----------

NET LOSS                                                               (320,117)

ACCUMULATED DEFICIT, BEGINNING OF PERIOD                               (628,874)
                                                                    -----------

ACCUMULATED DEFICIT, END OF PERIOD                                  $  (948,991)
                                                                    ===========

                        See Notes to Financial Statements
                                 cyberTours Inc.

                             STATEMENT OF CASH FLOWS

                         SIX MONTHS ENDED JUNE 30, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                            $(320,117)
  Adjustments to reconcile net loss to
    net cash provided by operating activities:
  Depreciation and amortization expense                                 199,224
  Provision for deferred income taxes                                   (50,000)
  Loss on sale of equipment                                               3,595
  Change in operating assets and liabilities:
      (Increase) in accounts receivable                                 (33,119)
      (Increase) in inventory held for resale                              (495)
      Increase in accounts payable                                       23,684
      Increase in unearned service revenues                              83,906
      (Decrease) in accrued expenses                                     (2,333)
      Increase in advance customer receipts                               6,393
      Increase in accrued payroll                                        23,526
                                                                      ---------
Net Cash Used by Operating Activities                                   (65,736)
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Customer lists acquired                                                (4,400)
  Purchases of property and equipment                                   (27,854)
  Proceeds on sale of equipment                                           4,800
  Change in other assets                                                (21,796)
                                                                      ---------
Net Cash Used by Investing Activities                                   (49,250)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from short-term debt borrowings                              200,000
  Proceeds from long-term debt borrowings                                30,000
  Principal payments on capital leases                                  (62,978)
  Principal payments on long-term debt                                  (25,213)
  Principal payments on short-term debt                                 (25,000)
                                                                      ---------
Net Cash Provided by Financing Activities                               116,809
                                                                      ---------

INCREASE IN CASH                                                          1,823

CASH, Beginning of Period                                                14,437
                                                                      ---------
CASH, End of Period                                                   $  16,260
                                                                      =========

                        See Notes to Financial Statements
                                 cyberTours Inc.

                             STATEMENT OF CASH FLOWS

                         SIX MONTHS ENDED JUNE 30, 1999


Supplemental Schedules of Cash Flow Information:
------------------------------------------------
  Cash paid for taxes                                                   $   -
                                                                        =======

  Cash paid for interest                                                $71,327
                                                                        =======

Supplemental Schedule of Noncash Investing and Financing Activities
-------------------------------------------------------------------
   The following noncash transactions occurred during the six months ended June 30, 1999:

                  Acquisition of equipment with capital leases         $642,018
                                                                       ========

                  Refinanced capital leases                            $138,952
                                                                       ========


                        See Notes to Financial Statements
                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999


Note 1 - Summary of Accounting Policies

cyberTours Inc. (Company) provides retail and wholesale Internet access, telecommunications services, value added resales, and custom software. The Company is incorporated in the State of Maine with headquarters in Kennebunk, Maine. The Company maintains multiple manned and unmanned points of presence and is expanding regionally throughout New England.

The accounting policies used by the Company conform to generally accepted accounting principles. Significant policies are described below:

   Cash - For balance sheet and cash flows purposes, cash and cash equivalents include money market accounts and highly liquid debt instruments purchased with a maturity of three months or less. At June 30, 1999, the Company had deposits at several banks of $241,905, of which $134,445 exceeded FDIC insurance coverage.

   Concentrations of Credit Risk - Financial instruments which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade accounts receivable. The Company's customer base includes individuals, businesses, non-profit organizations, and local governments primarily located throughout Maine. Management does not believe that significant credit risk exists at June 30, 1999.

   Revenue Recognition - Revenues are principally generated from the provision of Internet access, Web site hosting and other related data services. These revenues are recognized at the time services are provided. Service plans range from one month to one year. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned. Revenues related to non-recurring installation and activation fees are recorded when the services are provided. These fees are a result of the one-time events related to the set-up of a new customer service. In certain situations the Company waives non-recurring installation and activation fees. The Company expenses the related direct costs of installation and activation as incurred.

   Depreciation - Depreciation for financial reporting and income tax purposes is computed using the declining balance and straight-line methods over the estimated useful lives of the assets.

   Amortization - Organization costs, customer lists and financing costs are being amortized using the straight line method from three to fifteen years for both for financial reporting purposes and for income tax purposes.

   Deferred Taxes on Income - Deferred taxes on income relate to net operating loss carryovers and the Company's differences in calculating depreciation and amortization and in amortizing or expensing commissions paid to resellers for income tax and financial reporting purposes.

   Use of Estimates - Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses.

   Inventory - Inventory consists of electronic equipment which was held for resale at June 30, 1999 and is valued at the lower of cost or market using the first in, first out method (FIFO).

   Property and Equipment - Property and equipment are carried at cost. Major improvements are included in property accounts while maintenance and repairs which do not improve or extend the life of the assets are expensed currently.

                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999


Note 2 - Related Party Activity

On December 22, 1998, cyberTours Inc. entered into a software license agreement with a company (Licensor) owned 100% by one of the Company's stockholders. The fee for the Program is not to exceed $55,000. No payments were made in 1999. cyberTours Inc. shall receive a 9% royalty on net sales by Licensor.

United Systems Access, Inc. (USA) is an entity owned by the same stockholders as cyberTours Inc. USA Ednet is a wholly owned subsidiary of USA. There were no transactions between cyberTours Inc. and USA Ednet or USA for the six months ended June 30, 1999.

Note 3 - Income Tax Benefit on Loss

Income tax benefits for the six months ended June 30, 1999, consisted of the following:

                                                           1999
                                             -----------------------------
                                             Federal     State       Total
                                             -------     -----       -----

Currently payable                           $     --    $    --     $    --
Estimated deferred taxes
   due to timing differences, Note 1         (38,000)    (12,000)    (50,000)
                                            --------    --------    --------
                                            $(38,000)   $(12,000)   $(50,000)
                                            ========    ========    ========

For income tax purposes, the Company has an estimated net operating loss carryover of $1,063,938 of which an estimated $357,403 expires December 31, 2019, $697,732 expires December 31, 2018 and $8,803 expires December 31, 2010.
No valuation allowance is considered necessary.

Note 4 - Notes Payable

At June 30, 1999, the Company has a note payable due on demand of $200,000 with a corporation having an interest rate of 8.5%. The note payable has a junior lien on all business assets.

The Company has a line of credit for $30,000 which was unused at June 30, 1999. No amounts were borrowed against this line of credit during the six months ended June 30, 1999. Bank advances on the line-of-credit are payable on demand including interest at a rate of 9.5%. The line-of-credit expires September 16, 1999. The line-of-credit has a junior lien on all business assets and is personally guaranteed by three of the Company's stockholders. This note was executed simultaneously and in connection with the Bank's issuance of an irrevocable standby letter of credit issued for the benefit of a vendor which also expires September 16, 1999.

                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999

Note 5 - Obligations under Capital Leases

The Company leases various equipment under eleven capital leases. The economic substance of the leases is that the Company is financing the acquisition of the equipment through the leases and, accordingly, the equipment and leases are recorded in the Company's assets and liabilities. Included in machinery and equipment on the accompanying balance sheet as of June 30, 1999, is equipment acquired under the capital leases with a capitalized cost of $931,899 with accumulated depreciation of $124,390.

The following is a schedule by years of future minimum payments required under the leases together with their present value as of June 30, 1999:

              Years Ending
              December 31,
              ------------
                 July 1 through December 31, 1999                $181,500
                 2000                                             323,200
                 2001                                             299,000
                 2002                                             100,300
                 2003                                               1,522
                                                                 --------
            Total minimum lease payments                          905,522
            Less amount representing interest                    (154,463)
                                                                 --------
            Present value of minimum lease payments               751,059
            Less current portion                                 (256,000)
                                                                 --------
            Long-term portion                                    $495,059
                                                                 ========

Note 6 - Operating Leases

Office, Telecommunications and Retail Space -

The Company leases office and telecommunication space located in Kennebunk, Maine. The lease is for a five year period beginning September 15, 1996 with an annual base rent of $9,015 in years one and two and $10,500 in years three through five.

The Company leases office space located in Kennebunk, Maine. The lease is for the period beginning January 1, 1998 and expiring September 14, 2001 with an annual base rent of $14,445.

                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999

Note 6 - Operating Leases (continued)

The Company leases telecommunications space located in Springvale, Maine. The lease is for a five year period beginning January 1, 1998 with an annual base rent of $1,224.

The Company leases telecommunications and retail space located in Portland, Maine. The lease is for a five year period commencing on September 1, 1998 with an annual base rent of $75,284 for years one and two, $77,712 for years three and four, and $82,569 for year five.

Equipment -

The Company leases office equipment for a term of fifty-one months beginning June 11, 1998 with three monthly payments of $337 and forty-eight monthly payments of $436.

The Company leases office equipment for five years beginning May 19, 1998. Monthly payments are as follows: first three payments at $559, the next three payments at $1,117, the next six payments at $1,955 and the final forty-eight payments at $1,340.


The future minimum lease expense under these agreements are as follows:

                            Year         Space        Equipment         Total
                            ----         -----        ---------         -----
July 1 through December 31, 1999      $  50,726       $ 12,388        $ 63,114
                            2000        102,262         21,978         124,240
                            2001         96,168         21,978         118,146
                            2002         80,555         20,670         101,225
                            2003         55,046          6,978          62,024

In  addition  to  the   aforementioned   leases,   the  Company  leases  various
telecommunication sites as a tenant at will.

Total rental expense for office, telecommunications and retail space for the six months ended June 30, 1999 was $90,819.

Total rental expense for equipment for the six months ended June 30, 1999 was $17,470.


Note 7 - Long-Term Debt

Long-term debt at June 30, 1999 consists of the following:

80% SBA  guaranteed  note  payable  to a bank,  as
amended,  commencing December 1, 1998. The amended
note  requires  monthly  payments of principal and
interest  of $495  based on 10.5%  fixed  interest
rate.  The  note is  secured  by a first  security
interest in all equipment and machinery, furniture
and fixtures,  and inventory of the Company and is
due August 1, 2006. This note is guaranteed by the
Company's stockholders.                                                 $ 29,680
                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999

Note 7 - Long-Term Debt (continued)

50% SBA  guaranteed  note  payable  to a bank,  as
amended, commencing December 1, 1998. This amended
note  requires  monthly  payments of principal and
interest  of  $1,092.  Interest  is  based on Wall
Street  Journal  Prime  Rate  plus 2% as  adjusted
monthly.  Secured by a second security interest in
all   equipment  and   machinery,   furniture  and
fixtures,  and inventory of the Company and is due
April 1,  2007.  This  note is  guaranteed  by the
Company's stockholders.                                                   70,553

Note  payable to a bank,  as  amended,  commencing
November  26,  1998.  The  amended  note  requires
monthly payments of principal and interest of $892
based on fixed  interest rate of 9.5%. The note is
secured by a first security  interest on purchased
equipment and is due September 26, 2007. This note
is guaranteed by the Company's stockholders.                              60,735

75% SBA  guaranteed  note  payable to a bank.  The
note  requires  monthly  payments of principal and
interest  of $3,487  based on 9.5% fixed  interest
rate.  The  bank  and SBA  have a  first  security
interest   in   all   equipment   purchased,   all
inventory,  accounts receivable and intangibles of
the   Company  and   assignment   of  Keyman  life
insurance.  The note is due  September  28,  2008.
This   note  is   guaranteed   by  the   Company's
stockholders.                                                            255,099

75% SBA  guaranteed  note  payable to a bank.  The
note  requires  monthly  payments of principal and
interest  of $1,743  based on 9.5% fixed  interest
rate.  The bank  and SBA  have a  junior  security
interest in all  inventory,  accounts  receivable,
equipment  and  intangibles  of  the  Company  and
assignment of Keyman life  insurance.  The note is
due October 14, 2008.  This note is  guaranteed by
the Company's stockholders.                                              129,248

Note payable to a bank. The note requires  monthly
payments of principal and interest of $1,826 based
on 9.5% fixed  interest rate. The bank has a first
security  interest  in  all  inventory,   accounts
receivable,   equipment  and  intangibles  of  the
Company and is due October 14, 2008.  This note is
guaranteed by the Company's stockholders.                                134,533

Note payable to a bank. The note requires  monthly
payments of  principal  and interest of $623 based
on 9% fixed interest rate. This note is guaranteed
by the Company's stockholders.                                            28,392
                                                                        --------
      Total                                                             $708,240
                                                                        ========
                               Maturities are as follows:
                         July 1 through December 31, 1999               $ 27,300
                                                     2000                 59,500
                                                     2001                 65,300
                                                     2002                 71,800
                                                     2003                 79,000
                          January 1 through June 30, 2004                 39,900
                                               Thereafter                365,440
                                                                        --------
                                                                        $708,240
                                                                        ========
                                 cyberTours Inc.

                          NOTES TO FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999


Note 8 - Depreciation and Amortization Expense

Depreciation and amortization expense was $199,224 for the six months ended June 30, 1999.

Note 9  - Advertising

The Company did not participate in any direct-response advertising during the six months ended June 30, 1999 and no advertising costs are capitalized as of June 30, 1999. Advertising expense was $35,629 for the six months ended June 30, 1999.

Note 10 - Major Suppliers

Purchases from a vendor during the six months ended June 30, 1999 amounted to $635,723 or 70% of cost of sales. At June 30, 1999, the Company had accounts payable to this vendor of $256,839.

Note 11 - Commitments

As of June 30, 1999, the Company had commitments to purchase hardware and software with a cost of approximately $218,000.

Note 12 - Subsequent Event - Stock Purchase Agreement

On July 2, 1999 the stockholders of cyberTours Inc. entered into a Stock Purchase Agreement with Log on America, Inc., whereby Log On America, Inc. has agreed to purchase all of the outstanding stock of cyberTours Inc. in exchange for stock of Log On America valued at the purchase price to be determined under the agreement. Subject to the provisions of the Stock Purchase Agreement, the closing is scheduled to take place August 15, 1999. The Stock Purchase Agreement is conditioned upon, among other things, further due diligence procedures, the buyer's fulfillment of all legal requirements and filings in connection with the contemplated transaction, non-compete agreements to be executed by the current stockholders of cyberTours Inc., and consents to the transaction from Kennebunk Savings Bank and Bar Harbor Trust Company.

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION


July 19, 1999

To the Stockholders
cyberTours Inc.
Kennebunk, Maine

Our report on the basic financial statements of cyberTours Inc. for the six months ended June 30, 1999 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of cost of sales and operating expenses are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Certified Public Accountants
                                 cyberTours Inc.

                SCHEDULES OF COST OF SALES AND OPERATING EXPENSES

                         SIX MONTHS ENDED JUNE 30, 1999




                  COST OF SALES
                  -------------
Customer Network                                                       $675,410
Infrastructure                                                          173,921
Purchases for resale                                                      8,639
Agent fees                                                               77,753
                                                                       --------
Total Cost of Sales                                                    $935,723
                                                                       ========

                  OPERATING EXPENSES
                  ------------------
Advertising expense                                                    $ 35,629
Bad debt expense                                                          2,623
Bank and MTOT service charges                                            39,309
Conferences                                                                 365
Contributions                                                                75
Depreciation and amortization                                           199,224
Dues and subscriptions                                                    1,865
Employee benefits                                                        29,283
Employee recognition                                                      4,065
Equipment rental                                                         17,470
Hardware purchases                                                       13,587
Insurance                                                                12,594
Licenses and fees                                                         6,915
Miscellaneous                                                            (1,684)
Office supplies and expense                                              25,536
Payroll tax expense                                                      87,982
Postage and freight                                                      15,259
Professional fees                                                        75,679
Public relations                                                          5,243
Rent: Real Estate                                                        90,819
Salaries and wages                                                      881,978
Software purchases                                                        1,179
Taxes: use and property                                                   1,282
Technical support                                                        12,893
Telephone                                                                83,221
Travel and entertainment                                                 19,011
Utilities                                                                14,499
                                                                     ----------

Total Operating Expenses                                             $1,675,901
                                                                     ==========

                   See Independent Auditor's Report on Page 13
                                 cyberTours Inc.

                         AUDIT OF FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

                     YEARS ENDED DECEMBER 31, 1998 AND 199
                                 cyberTours Inc.

                         AUDIT OF FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


FINANCIAL STATEMENTS                                                      PAGE
--------------------                                                      ----
  INDEPENDENT AUDITOR'S REPORT                                              1

  BALANCE SHEETS                                                          2 - 3

  STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
  (ACCUMULATED DEFICIT)                                                     4

  STATEMENTS OF CASH FLOWS                                                5 - 6

  NOTES TO FINANCIAL STATEMENTS                                           7 - 14


ADDITIONAL INFORMATION
----------------------
  INDEPENDENT AUDITOR'S REPORT                                              15

  SCHEDULES OF COST OF SALES AND OPERATING EXPENSES                         16

                          INDEPENDENT AUDITOR'S REPORT


February 26, 1999
(except for Note 11, as to which the date is August 3, 1999)

To the Stockholders
cyberTours Inc.
Kennebunk, Maine

We have audited the accompanying balance sheets of cyberTours Inc. as of December 31, 1998 and 1997, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of cyberTours Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of cyberTours Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Cummings, Lamont & McNamee, P.A.
Certified Public Accountants
Kennebunk, Maine
                                 cyberTours Inc.

                                 BALANCE SHEETS

                                  DECEMBER 31,


                                     ASSETS
                                     ------

                                                             1998         1997
                                                             ----         ----
CURRENT ASSETS
        Cash, Note 1                                    $   14,437      $20,250
        Accounts receivable, no allowance for doubtful
                accounts considered necessary, Note 7       95,466       76,076
        Inventory held for resale, Notes 1 and 7             2,950          -
                                                        ----------     --------
                Total Current Assets                       112,853       96,326
                                                        ----------     --------
PROPERTY AND EQUIPMENT, Notes 1, 5 and 7
        Leasehold improvements                              18,491        5,484
        Furniture and fixtures                              14,916        6,355
        Machinery and equipment                            909,912      580,249
                                                        ----------     --------
                                                           943,319      592,088
        Less accumulated depreciation                     (328,280)    (122,635)
                                                        ----------     --------
                Total Property and Equipment               615,039      469,453
                                                        ----------     --------
OTHER ASSETS
        Deposits                                            13,046          200
        Accrued interest receivable                            -          2,192
        Organization costs, net of amortization of
           $300 and $200 at December 31, 1998
           and 1997, respectively, Notes 1 and 7               200          300
        Software licenses, net of amortization of $232
           at December 31, 1998, Notes 1 and 7               8,102          -
        Customer lists, net of amortization of $49,525
           and $2,500 at December 31, 1998 and
           1997, respectively, Notes 1 and 7               360,968      147,500
        Financing costs, net of amortization of $2,302
           and $292 at December 31, 1998 and 1997,
           respectively, Note 1                             16,730        8,474
        Deferred taxes on income, Notes 1 and 3            140,000       19,000
                                                        ----------     --------
                Total Other Assets                         539,046      177,666
                                                        ----------     --------
Total Assets                                            $1,266,938     $743,445
                                                        ==========     ========


                        See Notes to Financial Statements
                                cyberTours Inc.

                                 BALANCE SHEETS

                                  DECEMBER 31,


                       LIABILITIES AND ACCUMULATED DEFICIT
                       -----------------------------------

                                                             1998         1997
                                                             ----         ----
CURRENT LIABILITIES
        Accounts payable, trade                         $  336,016     $ 81,311
        Note payable, Note 4                                25,000          -
        Current portion long-term debt                      48,500      144,000
        Current portion capital leases payable              88,500       21,563
        Unearned service revenue, Note 1                   585,525      174,846
        Advance customer receipts                           23,439          -
        Accrued payroll                                     37,627          -
        Accrued expenses                                    19,060       16,097
                                                        ----------     --------
                Total Current Liabilities                1,163,667      437,817
                                                        ----------     --------

LONG-TERM LIABILITIES
        Long-term debt, Note 7                             703,453      500,154
        Accrued interest payable                              -           3,898
        Capital leases payable, Note 5                     172,019       68,502
        Less current portion long-term debt                (48,500)    (144,000)
        Less current portion capital leases payable        (88,500)     (21,563)
                                                        ----------     --------
                Total Long-Term Liabilities                738,472      406,991
                                                        ----------     --------
                Total Liabilities                        1,902,139      844,808
                                                        ----------     --------
Commitments, Note 6

ACCUMULATED DEFICIT
        Capital stock, no par value, 4,000 shares
          authorized, 3,000 shares issued and
          outstanding                                        4,000        4,000
        Additional paid in capital                           9,673        9,673
        Accumulated Deficit                               (628,874)     (95,036)
                                                        ----------     --------
                                                          (615,201)     (81,363)

        Treasury stock, 1000 shares                        (20,000)     (20,000)
                                                        ----------     --------
                Total Accumulated Deficit                 (635,201)    (101,363)
                                                        ----------     --------
Total Liabilities and Accumulated Deficit               $1,266,938     $743,445
                                                        ==========     ========

                        See Notes to Financial Statements
                                 cyberTours Inc.

                          STATEMENTS OF OPERATIONS AND
                    RETAINED EARNINGS (ACCUMULATED DEFICIT)

                            YEARS ENDED DECEMBER 31,


                                                            1998         1997
                                                            ----         ----
NET SALES, Note 1                                       $2,945,428     $943,713

COST OF SALES, Note 10                                   1,167,613      328,360
                                                        ----------     --------
GROSS PROFIT ON SALES                                    1,777,815      615,353

OPERATING EXPENSES, Notes 2, 6, and 9                    2,349,114      711,607
                                                        ----------     --------
OPERATING (LOSS)                                          (571,299)     (96,254)
                                                        ----------     --------
OTHER INCOME (EXPENSE)
   Interest income                                            -           2,706
   (Loss) on sale of assets                                   -          (2,376)
   Interest expense                                        (83,539)     (25,953)
                                                        ----------     --------
   Total Other Income (Expense)                            (83,539)     (25,623)
                                                        ----------     --------
NET LOSS BEFORE TAXES                                     (654,838)    (121,877)
                                                        ----------     --------
INCOME TAX BENEFIT, Notes 1 and 3
   Current                                                    -             -
   Deferred                                               (121,000)     (20,600)
                                                        ----------     --------
   Total Income Tax Benefit                               (121,000)     (20,600)
                                                        ----------     --------
NET LOSS                                                  (533,838)    (101,277)

RETAINED EARNINGS,
   BEGINNING OF YEAR                                       (95,036)       6,241
                                                        ----------     --------
ACCUMULATED DEFICIT,
   END OF YEAR                                          $ (628,874)    $(95,036)
                                                        ==========     ========

                       See Notes to Financial Statements
                                cyberTours Inc.

                            STATEMENTS OF CASH FLOWS

                            YEARS ENDED DECEMBER 31,



                                                             1998        1997
                                                             ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                              $(533,838)   $(101,277)
   Adjustments to reconcile net loss to
    net cash provided by operating activities:
      Depreciation and amortization expense                255,011      109,358
   Provision for deferred income benefit                  (121,000)     (20,600)
   Loss on sale of equipment                                  -           2,376
   Change in operating assets and liabilities:
      (Increase) in accounts receivable                    (19,390)     (31,563)
      Decrease in other receivables                           -           5,400
      (Increase) decrease in inventory held for resale      (2,950)       5,054
      Decrease (increase) in accrued interest receivable     2,192       (1,452)
      Increase in accounts payable                         254,705        3,847
      Increase in unearned service revenues                410,679      174,846
      (Decrease) increase in accrued expenses                 (935)      16,376
      Increase in advance customer receipts                 23,439         -
      Increase in accrued payroll                           37,627         -
                                                         ---------    ---------
Net Cash Provided by Operating Activities                  305,540      162,365
                                                         ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Customer lists acquired                                (260,493)    (150,000)
   Financing costs incurred                                (10,265)      (8,767)
   Software licenses acquired                               (8,334)        -
   Purchases of property and equipment                    (190,676)    (357,227)
   Proceeds on sale of equipment                              -          16,200
   Deposits paid                                           (12,846)        -
                                                         ---------    ---------
Net Cash (Used) by Investing Activities                   (482,614)    (499,794)
                                                         ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from short-term debt borrowings                312,898         -
   Proceeds from long-term debt borrowings                 542,800      440,000
   Principal payments on capital leases                    (57,038)      (1,693)
   Principal payments on long-term debt                   (339,501)     (52,701)
   Principal payments on short-term debt                  (287,898)     (30,000)
                                                         ---------    ---------
Net Cash Provided by Financing Activities                  171,261      355,606
                                                         ---------    ---------
(DECREASE) INCREASE IN CASH                                 (5,813)      18,177

CASH, Beginning of Year                                     20,250        2,073
                                                         ---------    ---------
CASH, End of Year                                        $  14,437    $  20,250
                                                         =========    =========

                        See Notes to Financial Statements
                                cyberTours Inc.

                            STATEMENTS OF CASH FLOWS

                            YEARS ENDED DECEMBER 31,

                                                            1998         1997
                                                            ----         ----
Supplemental Schedules of Cash Flow Information:
------------------------------------------------
        Cash paid for taxes                               $    -        $   -
                                                          ========      =======

        Cash paid for interest                            $ 83,678      $23,613
                                                          ========      =======


Supplemental Schedule of Noncash Investing
  and Financing Activities
------------------------------------------
The following noncash transactions occurred for the year ended December 31,

        Acquisition of equipment with capital leases      $171,261      $70,196
                                                          ========      =======

        Disposal of equipment at book value               $   -         $ 5,550
                                                          ========      =======


                        See Notes to Financial Statements
                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

Note 1 - Summary of Accounting Policies

cyberTours Inc. (Company) provides retail and wholesale Internet access, telecommunications services, value added resales, and custom software. The Company is incorporated in the State of Maine with headquarters in Kennebunk, Maine. The Company, which operates in one reportable segment, maintains multiple manned and unmanned points of presence and is expanding regionally throughout New England.

The accounting policies used by the Company conform to generally accepted accounting principles. Significant policies are described below:

   Business Combination - The merger with a subsidiary, cyberTours L.A., Inc., has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16. Accordingly, prior period consolidated financial statements have been restated to include the combined results of operations, financial position and cash flows of the subsidiary as though it has always been a part of cyberTours Inc.

   Cash Equivalents - For balance sheet and cash flows purposes, cash and cash equivalents include money market accounts and highly liquid debt instruments purchased with a maturity of three months or less.

   Concentrations of Credit Risk - Financial instruments which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade accounts receivable. The Company's customer base includes individuals, businesses, non-profit organizations, and local governments primarily located throughout Maine. Management does not believe that significant credit risk exists at December 31, 1998 and 1997.

   Revenue Recognition - Revenues are principally generated from the provision of Internet access, Web site hosting and other related data services. These revenues are recognized at the time services are provided. Service plans range from one month to one year. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned. Revenues related to non-recurring installation and activation fees are recorded when the services are provided. These fees are a result of the one-time events related to the set-up of a new customer service. In certain situations the Company waives non-recurring installation and activation fees. The Company expenses the related direct costs of installation and activation as incurred.

   Depreciation - Depreciation for financial reporting and income tax purposes is computed using the declining balance and straight-line methods over the estimated useful lives of the assets. Depreciation expense for 1998 and 1997 was $205,646 and $106,466, respectively.

   Amortization - Organization costs, customer lists, software licenses and financing costs are being amortized using the straight line method for financial reporting purposes and for income tax purposes from three to fifteen years.

   Deferred Taxes on Income - Deferred taxes on income relate to net operating loss carryovers and the Company's differences in calculating depreciation and amortization and in amortizing or expensing commissions paid to resellers for income tax and financial reporting purposes.

   Use of Estimates - Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses.

                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

Note 1 - Summary of Accounting Policies (continued)

   Inventory - Inventory consists of electronic equipment which was held for resale at December 31, 1998 and is valued at the lower of cost or market using the first in, first out method (FIFO).

   Property and Equipment - Property and equipment are carried at cost. Major improvements are included in property accounts while maintenance and repairs which do not improve or extend the life of the assets are expensed currently.


Note 2 - Related Party Activity

One  of  the  Company's   stockholders   borrowed  and  repaid  loans   totaling
approximately $12,000 and $12,700 during 1998 and 1997, respectively.

During 1998, the Company borrowed and repaid loans totaling $8,110 to one of the Company's stockholders.

On December 22, 1998, cyberTours Inc. entered into a software license agreement with a company (Licensor) owned 100% by one of the Company's stockholders. The fee for the Program is not to exceed $55,000. No payments were made in 1998. cyberTours, Inc. shall receive a 9% royalty on net sales by Licensor.

During 1997, the Company incurred approximately $8,000 of subcontracting expense to a company owned 100% by one of the Company's stockholders.

Note 3 - Taxes on Income

Taxes on income for the years ended December 31, consisted of the following:

                                                    1998                                       1997
                                    ----------------------------------          --------------------------------
                                    Federal        State         Total          Federal       State        Total
                                    -------        -----         -----          -------       -----        -----

Currently payable                 $    -        $    -        $    -           $   -        $   -       $   -
Deferred taxes
        due to timing, Note 1      (101,000)     (20,000)      (121,000)        (17,300)     (3,300)     (20,600)
                                  ---------     --------      ---------        --------     -------     --------
                                  $(101,000)    $(20,000)     $(121,000)       $(17,300)    $(3,300)    $(20,600)
                                  =========     ========      =========        ========     =======     ========

For income tax purposes, the Company has a net operating loss carryover of $706,535 of which $591,880 expires December 31, 2018, $105,852 expires December 31, 2012, and $8,803 expires December 31, 2010.

                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


Note 3 - Taxes on Income ( continued)

The following reconciles the federal statutory income tax rate to the effective income tax rate reflected in the statement of income:

                                                              1998         1997
                                                              ----         ----
Federal statutory tax rate                                    34.0%        34.0%
State income taxes, net                                        2.0          1.8
Net operating loss with no benefit                           (20.5)       (18.9)
Other, net                                                     3.0           .
                                                              ----         ----
Effective income tax rate                                     18.5%        16.9%
                                                              ====         ====

The components of cyberTour's net deferred tax asset were as follows:

                                                             1998         1997
                                                             ----         ----
Deferred Tax Liability:
  Fixed assets depreciation                                $24,205      $11,335
                                                           -------      -------
Deferred Tax Assets:
  Intangibles, amortization                                 13,510          730
  Timing of other expense deductions,
     principally commissions                                28,430        5,130
  Net Operating Loss Carryforwards                         276,960       44,945
                                                          --------      -------
Total Deferred Tax Assets                                  318,900       50,805
                                                          --------      -------
Valuation allowance for deferred tax assets               (154,695)     (20,470)
                                                          --------      -------
Net Deferred Tax Assets                                   $140,000      $19,000
                                                          ========      =======

The net change in the valuation allowance was $134,225 and $20,470 in 1998 and 1997 respectively.

Note 4 - Notes Payable, Bank

At December 31, 1998, the Company has a note payable with a bank of $25,000 having an interest rate of 9.5%, on which payment was due December 18, 1998. The note payable including interest was subsequently paid on January 12, 1999. The note payable had a junior lien on all business assets and was personally guaranteed by three of the Company's shareholders. No notes payable were owed at December 31, 1997.

During 1998 the Company established a line of credit for $30,000 which was unused at December 31, 1998. Bank advances on the line-of-credit are payable on demand including interest at a rate of 9.5%. The line-of-credit expires September 16, 1999. The line-of-credit has a junior lien on all business assets and is personally guaranteed by three of the Company's shareholders. This note was executed simultaneously and in connection with the Bank's issuance of an irrevocable standby letter of credit issued for the benefit of vendor which also expires September 16, 1999.

                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


Note 5 - Obligations under Capital Leases

The Company leases various equipment under five capital leases. The economic substance of the leases is that the Company is financing the acquisition of the equipment through the lease and, accordingly, the equipment is recorded in the Company's assets and liabilities. Included in machinery and equipment on the accompanying balance sheet as of December 31, 1998 and 1997, is equipment acquired under the capital leases with a capitalized cost of $230,751 and $70,196 with accumulated depreciation of $54,311 and $8,564, respectively.

The following is a schedule by years of future minimum payments required under the leases together with their present value as of December 31, 1998:

             Years Ending
             December 31,
             ------------
                1999                                      $104,756
                2000                                        85,161
                2001                                         3,786
                                                          --------
        Total minimum lease payments                       193,703

        Less amount representing interest                  (21,684)
                                                          --------
        Present value of minimum lease payments            172,019

        Less current portion                               (88,500)
                                                          --------
        Long-term portion                                  $83,519
                                                          ========

The Company has the option to acquire the leased equipment at fair market value at the termination of the leases.

Note 6 - Operating Leases

Office, Telecommunications and Retail Space -

The Company leases office and telecommunication space located in Kennebunk, Maine. The lease is for a five year period beginning September 15, 1996 with an annual base rent of $9,015 in years one and two and $10,500 in years three through five.

The Company leases office space located in Kennebunk, Maine. The lease is for the period beginning January 1, 1998 and expiring September 14, 2001 with an annual base rent of $14,445.

The Company leases telecommunications space located in Springvale, Maine. The lease is for a five year period beginning January 1, 1998 with an annual base rent of $1,224.

The Company leases telecommunications and retail space located in Portland, Maine. The lease is for a five year period commencing on September 1, 1998 with an annual base rent of $75,284 for years one and two, $77,712 for years three and four, and $82,569 for year five.

                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


Note 6 - Operating Leases (continued)

Equipment -

The Company leases office equipment for a term of fifty-one months beginning June 11, 1998 with three monthly payments of $337 and forty-eight monthly payments of $436.

The Company leases office equipment for five years beginning May 19, 1998. Monthly payments are as follows: first three payments at $559, the next three payments at $1,117, the next six payments at $1,955 and the final forty-eight payments at $1,340.

The future minimum lease expense under these agreements are as follows:

        Year              Space             Equipment           Total
        ----              -----             ---------           -----
        1999            $101,452             $24,776           $126,228
        2000             102,262              21,978            124,240
        2001              96,168              21,978            118,146
        2002              80,555              20,670            101,225
        2003              55,046               6,978             62,024

In  addition  to  the   aforementioned   leases,   the  Company   lease  various
telecommunication sites as a tenant at will.

Total rental expense for office, telecommunications and retail space for 1998 and 1997 was $104,542 and $20,570, respectively.

Total rental expense for equipment for 1998 and 1997 was $40,953 and $781, respectively.

Note 7 - Long-Term Debt

Long-term debt at December 31, consists of the following:     1998        1997
                                                              ----        ----

80%  SBA  guaranteed  note  payable  to a bank  as
amended  commencing  December 1, 1998. The amended
note  requires  monthly  payments of principal and
interest  of $495  based on 10.5%  fixed  interest
rate.  The  note is  secured  by a first  security
interest in all equipment and machinery, furniture
and fixtures,  and inventory of the Company and is
due August 1, 2006. This note is guaranteed by the
Company's stockholders.                                    $31,040      $62,248
                                 cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

Note 7 - Long-Term Debt (continued)                          1998         1997
-----------------------------------                          ----         ----

50%  SBA  guaranteed  note  payable  to a bank  as
amended commencing  December 1, 1998. This amended
note  requires  monthly  payments of principal and
interest  of  $1,092.  Interest  is  based on Wall
Street  Journal  Prime  Rate  plus 2% as  adjusted
monthly.  Secured by a second security interest in
all   equipment  and   machinery,   furniture  and
fixtures,  and inventory of the Company and is due
April 1,  2007.  This  note is  guaranteed  by the
Company's stockholders.                                     73,506       89,572

Note  payable  to a  bank  as  amended  commencing
November  26,  1998.  The  amended  note  requires
monthly payments of principal and interest of $892
based on fixed  interest rate of 9.5%. The note is
secured by a first security  interest on purchased
equipment and is due September 26, 2007. This note
is guaranteed by the Company's stockholders.                63,101       88,093

Note paid in full to a  financing  company  during
1998. The note was secured by equipment  purchased
and all other assets subordinate to interests held
by a bank and SBA. This note was guaranteed by the
Company's stockholders.                                       -          90,241

75% SBA  guaranteed  note  payable to a bank.  The
note  requires  monthly  payments of principal and
interest  of $3,487  based on 9.5% fixed  interest
rate.  The  bank  and  SBA  has a  first  security
interest   in   all   equipment   purchased,   all
inventory,  accounts receivable and intangibles of
the   Company  and   assignment   of  Keyman  life
insurance.  The note is due  September  28,  2008.
This   note  is   guaranteed   by  the   Company's
stockholders.                                              263,526         -

75% SBA  guaranteed  note  payable to a bank.  The
note  requires  monthly  payments of principal and
interest  of $1,743  based on 9.5% fixed  interest
rate.  The  bank  and  SBA has a  junior  security
interest in all  inventory,  accounts  receivable,
equipment  and  intangibles  of  the  Company  and
assignment of Keyman life  insurance.  The note is
due October 14, 2008.  This note is  guaranteed by
the Company's stockholders.                                133,378         -

Note payable to a bank. The note requires  monthly
payments of principal and interest of $1,826 based
on 9.5% fixed  interest rate. The bank has a first
security  interest  in  all  inventory,   accounts
receivable,   equipment  and  intangibles  of  the
Company and is due October 14, 2008.  This note is
guaranteed by the Company's stockholders.                  138,902        -
                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

Note 7 - Long-Term Debt (continued)

Note paid in full to a bank during 1998.  The note
was  secured  by a  first  security  interest  all
accounts   and  general   intangibles   of  assets
purchased  with  such loan  proceeds  and a junior
security  interest in all other  business  assets.
This  note  was   guaranteed   by  the   Company's
stockholders.                                                   -       150,000

Note paid in full to a former  stockholder  during
1998 with interest accruing at 7% per annum.                    -        20,000
                                                          --------     --------
   Total                                                  $703,453     $500,154
                                                          ========     ========

                         Maturities are as follows:
                                         1999             $ 48,500
                                         2000               55,000
                                         2001               60,500
                                         2002               66,500
                                         2003               73,000
                                         Thereafter        399,953
                                                          --------
                                                          $703,453
                                                          ========

Note 8 - Subsequent Events

   Leases -

      During January, 1999 the Company entered into a lease for various computer equipment for three years. Monthly payments are $1,755.

   Debt -

      In February, 1999 the Company borrowed $30,000, payable to a bank at an interest rate of 9%. The note requires monthly payments of principal and interest of $623 and is due in February 2004.

   Other -

      In January, 1999 the Company acquired a customer list for $4,400.

      In February, 1999 the Company acquired a customer list and equipment for $1.

Note 9 - Advertising

The Company did not participate in any direct-response advertising during 1998 or 1997 and no advertising costs are capitalized as of December 31, 1998 or 1997. Advertising expense was $119,893 and $38,358 during 1998 and 1997, respectively.

                                cyberTours Inc.

                         NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


Note 10 - Major Suppliers

Purchases from a vendor during 1998 amounted to $856,462 or 73% of cost of sales. At December 31, 1998, the Company had accounts payable to this vendor of $188,670.

Note 11 - Subsequent Events

On June 25, 1999 the Company borrowed $200,000 payable on demand to an unrelated corporation at an interest rate of 8.5% per annum. The corporation has a security interest all accounts receivable, general intangibles, inventory and equipment of the Company and is personally guaranteed by the stockholders.

Additionally on August 3, 1999, 100% of the outstanding stock of cyberTours, Inc. was acquired by Log On America, Inc.

                          INDEPENDENT AUDITOR'S REPORT
                           ON ADDITIONAL INFORMATION

February 26, 1999

To the Stockholders
cyberTours Inc.
Kennebunk, Maine

Our report on the basic financial statements of cyberTours Inc. for 1998 and 1997 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules of cost of sales and operating expenses are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Certified Public Accountants
                                cyberTours Inc.

               SCHEDULES OF COST OF SALES AND OPERATING EXPENSES

                            YEARS ENDED DECEMBER 31,


                                                            1998         1997
                                                            ----         ----
   COST OF SALES
   -------------
Customer Network                                        $  782,762     $142,348
Infrastructure                                             285,384      146,424
Purchases for resale                                        29,788       19,732
Subcontract service                                              -        3,500
Commissions                                                 69,679       16,356
                                                        ----------     --------
Total Cost of Sales                                     $1,167,613     $328,360
                                                        ==========     ========

   OPERATING EXPENSES

Advertising expense                                       $119,893      $38,358
Bad debt expense                                               600        6,107
Bank and MTOT service charges                               50,021       14,816
Building expenses                                                -        2,010
Commissions                                                      -        3,508
Conferences                                                  5,977        3,778
Contributions                                                  565         -
Employee benefits                                           32,546       11,621
Employee recognition                                        14,461        6,666
Equipment rental                                            40,953          781
Office supplies and expense                                 50,522       16,041
Postage and freight                                         22,839        7,732
Rent: Real Estate                                          104,542       20,570
Hardware purchases                                          14,892        5,669
Travel and entertainment                                    32,475       14,451
Miscellaneous                                                1,557        4,111
Utilities                                                    9,889        3,015
Telephone                                                  113,716       35,783
Depreciation and amortization                              255,011      109,358
Insurance                                                   15,672        4,029
Professional fees                                           79,746       27,674
Software purchases                                           5,605        8,202
Dues and subscriptions                                       4,211        1,794
Public relations                                             1,948         -
Subcontract fees and labor                                    -          26,716
Licenses and fees                                            2,993          710
Salaries and wages                                       1,257,384      308,288
Payroll tax expense                                        101,608       29,819
Taxes: use, property                                         9,488         -
                                                        ----------     --------
Total Operating Expenses                                $2,349,114     $711,607
                                                        ==========     ========

                  See Independent Auditor's Report on Page 15